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                                                                 EXHIBIT 10.3(b)

            SECOND AMENDMENT TO STANDARD FORM INDUSTRIAL LEASE (NET)

     THIS SECOND AMENDMENT TO STANDARD FORM INDUSTRIAL LEASE (NET) (this "AMENDMENT") is made and entered into as of this 4th day of August, 2000 by and between Carol Point LLC c/o UBS REALTY INVESTORS, LLC, a Massachusetts limited liability company ("LANDLORD") and PARTYLITE GIFTS, INC., a Delaware corporation ("TENANT").

                              W I T N E S S E T H:

     WHEREAS, Landlord's predecessor-in-interest, Carol Point Builders I General Partnership ("CAROL POINT"), and Tenant entered into that certain Standard Form Industrial Lease (Net) dated April 22, 1993 (the "ORIGINAL LEASE"), pursuant to which Carol Point leased to Tenant space at Carol Point Business Center Building #2, which is located at 882-888 Carol Court, Carol Stream, Illinois as more particularly set forth in the Original Lease; and

     WHEREAS, Landlord's predecessor and interest, ERI-CP, Inc. and Tenant entered into a certain First Amendment to Lease Agreement dated as of August 21, 1995 (the "FIRST AMENDMENT");

     WHEREAS, Landlord and Tenant desire to amend the Original Lease according to the terms hereof to extend the Term, among other things (as amended by this Amendment, the Original Lease [as amended by the First Amendment] is hereinafter referred to as the "LEASE");

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. CONTROLLING LANGUAGE. Insofar as the specific terms and provisions of this Amendment purport to amend or modify or are in conflict with the specific terms, provisions and exhibits of the Original Lease, the terms and provisions of this Amendment shall govern and control; in all other respects, the Original Lease shall remain unmodified and in full force and effect.

     2.   TERM OF THE LEASE. The Term of the Lease is hereby extended for six
(6) years and four (4) months beginning on May 1, 2001 and ending on August 31, 2007, inclusive (the "SECOND EXTENSION TERM"), on all the terms, covenants and conditions of the Lease, except as hereinafter set forth, and any reference in the Lease to the Term of the Lease shall be deemed to include the Second Extension Term and apply thereto unless it is expressly provided otherwise. Likewise, any reference in the Lease to the Termination Date of the Lease shall be deemed to mean August 31, 2007.

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     3.   RENT. Tenant shall pay to Landlord Fixed Rent with respect to the
Demised Premises for the Second Extension Term at the following rates:

          -------------------------------------------------------------------------------------------
          TIME PERIOD                                MONTHLY RENT          PER SQUARE FOOT PER YEAR
          -------------------------------------------------------------------------------------------
          May 1, 2001 - April 30, 2002               $ 50,815.50           $ 4.50 psf
          -------------------------------------------------------------------------------------------
          May 1, 2002 - April 30, 2003               $ 51,944.73           $ 4.60 psf
          -------------------------------------------------------------------------------------------
          May 1, 2003 - April 30, 2004               $ 53,073.97           $ 4.70 psf
          -------------------------------------------------------------------------------------------
          May 1, 2004 - April 30, 2005               $ 54,316.12           $ 4.81 psf
          -------------------------------------------------------------------------------------------
          May 1, 2005 - April 30, 2006               $ 55,558.28           $ 4.92 psf
          -------------------------------------------------------------------------------------------
          May 1, 2006 - April 30, 2007               $ 56,800.44           $ 5.03 psf
          -------------------------------------------------------------------------------------------
          May 1, 2007 - August 31, 2007              $ 58,042.59           $ 5.14 psf
          -------------------------------------------------------------------------------------------

     4. CONDITION OF DEMISED PREMISES. Except as provided below in this Paragraph 4, throughout the Second Extension Term, Landlord is leasing the Demised Premises to Tenant "as is", without any representations or warranties of any kind (including, without limitation, any express or implied warranties of merchantability, fitness or habitability) and without any obligation on the part of Landlord to alter, remodel, improve, repair, or decorate the Demised Premises or any part thereof. Landlord shall improve the Demised Premises by performing the improvements described as EXHIBIT A attached hereto and made a part hereof (the "LANDLORD'S WORK") in accordance with plans and specifications agreed to by Landlord and Tenant and Landlord shall pay for such work in an amount equal to the lesser of (a) $130,000, and (b) the actual cost of Landlord's Work. If the cost of Landlord's Work is greater than $130,000, Tenant shall pay Landlord the difference as additional Rent and if the cost of Landlord's Work is less than $130,000, Tenant shall have no right to such underage in the form of a credit against Rent or otherwise.

     5. ARTICLE C OF LEASE. Landlord and Tenant acknowledge that ARTICLE C of the Lease is hereby deleted and replaced in its entirety by the following:

          RENEWAL OPTION.

          (1) EXERCISE OF OPTION. Provided Tenant is not in default (beyond applicable notice and grace periods) pursuant to any of the terms and conditions of this Lease, Tenant shall have the option (the "OPTION") to renew this Lease for an additional five (5) year period (the "OPTION PERIOD") for the period commencing on the date following the Termination Date upon the terms and conditions contained in this Lease, except as provided in this Article C. To exercise the Option, Tenant shall give Landlord notice (the "EXTENSION NOTICE") of the intent to exercise said Option not less than twelve (12) months or more than fifteen (15) months prior to the date on which the Option Period will commence. In the event

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          Tenant shall not timely exercise the Option, this Lease will terminate in its entirety at the Termination Date and Tenant will have no further options to renew or extend the Term of this Lease.

          (2) DETERMINATION OF RENT. The Fixed Rent for the Option Period shall be determined as follows:

               (a) Landlord and Tenant will have thirty (30) days after Landlord receives the Extension Notice within which to agree on the fair market rental value of the Demised Premises as of the commencement date of the Option Period, as defined in subsection
               (b) below. If they agree on the Fixed Rent within thirty (30) days, they will amend this Lease by stating the Fixed Rent.

               (b) If Landlord and Tenant are unable to agree on the Fixed Rent for the Option Period within thirty (30) days, the Fixed Rent for the Option Period will be the fair market rental value of the Demised Premises as of the commencement date of the Option Period as determined in accordance with subsection (c) hereof. As used in this Lease, the "fair market rental value of the Demised Premises" means what a landlord under no compulsion to lease the Demised Premises, and a tenant under no compulsion to lease the Demised Premises, would determine as Fixed Rent (including initial monthly rent and rental increases) for the Option Period, as of the commencement of the Option Period, taking into consideration the uses permitted under this Lease, the quality, size, design, location and amenities of the Demised Premises, and the rent for comparable buildings located in the vicinity of the Demised Premises.

               (c)  Within thirty (30) days after the expiration of the thirty
               (30) day period set forth in subsection (b) above, Landlord and Tenant shall each appoint one licensed real estate appraiser or real estate broker (such broker to have no less than ten (10) years of relevant experience relating to the rental of space comparable to the Demised Premises in the applicable submarket in which the Demised Premises is located) (collectively, the "APPRAISERS") (Landlord and Tenant to each pay the cost of their own Appraiser), and the Appraisers so appointed shall jointly attempt to determine and agree upon the then fair market rental value of the Demised Premises. If they are unable to agree, then each Appraiser so appointed shall set one value, and notify the other Appraiser, of the value set by him or her, concurrently with such Appraiser's receipt of the value set by the other Appraiser. The two Appraisers then shall, together, select a third licensed appraiser or broker (such broker to have no less than ten (10) years of relevant experience relating to the rental of space comparable to the Demised Premises in the applicable submarket in which the Demised Premises is located) (the cost of such third appraiser or broker shall be shared equally by Landlord and Tenant), who shall make a determination of the then fair market rental value, after reviewing the reports of the first

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               two Appraisers appointed by the parties, and after doing such independent research as he/she deems appropriate. The value determined by the third appraiser or broker shall be the Fixed Rent for the Demised Premises.

     6. REAL ESTATE BROKER. Both parties represent to each other that they have not dealt with any real estate broker with respect to this Amendment except for Hiffman Shaffer Associates and Cushman & Wakefield and to their knowledge, no other broker initiated or participated in the negotiations of this Amendment or is entitled to any commission in connection with the Amendment. Both parties agree to indemnify and hold the other harmless from all claims from any other real estate broker claiming through the indemnifying party for commission or fees in connection with this Amendment.

     7.   MISCELLANEOUS.

          A. Landlord and Tenant hereby agree that (i) this Amendment is incorporated into and made a part of the Lease, (ii) any and all references to the Lease hereinafter shall include this Amendment, (iii) the Lease and all terms, conditions and provisions of the Lease are in full force and effect as of the date hereof, except as expressly modified and amended hereinabove, and (iv) neither Landlord nor Tenant is in default under the terms of the Lease.

          B. All terms capitalized but not defined herein shall have the same meaning ascribed to such terms in the Lease.

          C. This Amendment shall be governed by and construed under the laws of the State of Illinois.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

     LANDLORD: CAROL POINT LLC                  TENANT:

     By UBS REALTY INVESTORS,                   PARTYLITE GIFTS, INC.,
     LLC, a Massachusetts limited               a Delaware corporation
     liability company
     its Investment Advisor and Agent

     By:  /s/ Joseph E. Gaukler                 By:  /s/ Joseph M. Midolo
          ----------------------------               --------------------------

     Name:    Joseph E.Gaukler                  Name:    Joseph M. Midolo
           ---------------------------                 ------------------------
     Title:   Director                          Title:   Vice President
           ---------------------------                 ------------------------

     Date:    September 14, 2000                Date:    August 4, 2000
           ---------------------------                 ------------------------

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                                    EXHIBIT A

                        1.   Improve the office HVAC System.

                        2.   Improve warehouse ventilation.

                        3.   Increase warehouse lighting.

                        4.   Paint and carpet office area.

                        5.   Install additional bathrooms.

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                   REAFFIRMATION OF CONTINUING LEASE GUARANTY

     Reference is hereby made to that certain Standard Form Industrial Lease
(Net) between Carol Point Builders I General Partnership and PartyLite Gifts, Inc. dated as of April 22, 1993 (the "ORIGINAL LEASE") and that certain First Amendment to Lease Agreement between ERI-CP, Inc. and PartyLite Gifts, Inc. dated August 21, 1995 (the "FIRST AMENDMENT") and that certain Second Amendment to Standard Form Industrial Lease (Net) dated contemporaneously herewith (the "SECOND AMENDMENT", as amended by the First Amendment and Second Amendment, the Original Lease is referred to herein as the "LEASE").

     Pursuant to the Lease, the undersigned delivered a Continuing Lease Guaranty dated as of April 22, 1993, to Carol Point Builders I General Partnership whereby the undersigned guaranteed certain payment and performance obligations of PartyLite Gifts, Inc. under the Lease.

     For good and valuable consideration the receipt and sufficiency whereof are hereby acknowledged, the undersigned hereby reaffirms all of its obligations under the Continuing Lease Guaranty and acknowledges and agrees that its obligations under the Guaranty extend to, and include, the obligations of PartyLite Gifts, Inc. under the First Amendment and Second Amendment.

     IN WITNESS WHEREOF, the undersigned has exercised this Reaffirmation of Continuing Lease Guaranty this 4th day of August, 2000.

                                              GUARANTOR:

                                              BLYTH INDUSTRIES, INC.,
                                              a Delaware corporation

                                       By:    /s/ Richard T. Browning
                                             ----------------------------
                                       Name:  Richard T. Browning
                                             ----------------------------
                                       Title: Vice President
                                             ----------------------------

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